Inventories 10-K	6 Months Ended	12 Months Ended
	Dec. 04, 2012	Jun. 05, 2012
INVENTORIES [Abstract]
Inventories [Abstract]
NOTE E – INVENTORIES

Our merchandise inventory was $30.1 million and $19.9 million as of December 4, 2012 and June 5, 2012, respectively. In order to ensure adequate supply and competitive pricing, we purchase lobster and crab in advance of our needs and store it in third-party facilities prior to our distributor taking possession of the inventory. The increase in merchandise inventory from the end of the prior fiscal year is due primarily to advance purchases of lobster and crab in part to ensure adequate supply.

5. Inventories

Our merchandise inventory was $19.9 million and $25.6 million as of June 5, 2012 and May 31, 2011, respectively. In order to ensure adequate supply and competitive pricing, in fiscal 2010 we began purchasing lobster in advance of our needs and storing it in third-party facilities prior to our distributor taking possession of the inventory. Once the lobster is moved to our distributor's facilities, we transfer ownership to the distributor. We later reacquire the inventory from our distributor upon its subsequent delivery to our restaurants. Lobster purchases are included within merchandise inventory in our Consolidated Balance Sheets. The decrease in our merchandise inventory in fiscal 2012 is due primarily to reductions in the level of lobster inventory on hand at June 5, 2012 as a result of managing our levels down based on better forecasting of our lobster needs since the prior year.